Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

Board of Directors
The South Financial Group, Inc.

We consent to the use of our report  incorporated herein by reference and to the
reference   to  our   firm   under   the   heading   "Experts"   in  the   proxy
statement/prospectus.


                                                     /s/ KPMG LLP

Greenville, South Carolina
September 27, 2002